UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2008

NATIONAL TECHNICAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

California ___________________________ (State or Other Jurisdiction of Incorporation)	0-16438 ________________________ (Commission File Number)	95-4134955 ___________________________ (IRS Employer Identification No.)

24007 Ventura Boulevard, Suite 200 Calabasas, California ___________________________________ (Address of Principal Executive Offices)		91302 _____________ Zip Code

(818) 591-0776
_______________________________________________
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On June 13, 2008, we issued a press release announcing our financial results for our first fiscal quarter ended April 30, 2008.  On June 13, 2008, we held a conference call to discuss the contents of the press release.  The information contained in the press release and transcript of the conference call is incorporated herein by reference and furnished as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in this Item 2.02, Exhibit 99.1 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press release dated June 13, 2008 (incorporated by reference to Exhibit 99.1 to the Form 8-K we filed on June 13, 2008).

	Exhibit 99.2	Portions of transcript of earnings call held on June 13, 2008 regarding financial results for the fiscal quarter ended April 30, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2008	National Technical Systems, Inc. By: /s/ Raffy Lorentzian Name: Raffy Lorentzian Title: Senior Vice President & Chief Financial Officer